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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 5, 2001
                                                          ---------------


                              Bob Evans Farms, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                        0-1667                31-4421866
-----------------------------       ------------------     ---------------------
(State or other jurisdiction         (Commission File          (IRS Employer
      of incorporation)                   Number)           Identification No.)



              3776 South High Street, Columbus, Ohio         43207
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             (Address of principal executive offices)      (Zip Code)


        Registrant's telephone number, including area code (614) 491-2225
                                                           --------------


                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)






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Item 5.  Other Events and Regulation FD Disclosure.

         On October 5, 2001, BEF Holding Co., Inc. ("BEF Holding"), a Delaware corporation and a direct wholly-owned subsidiary of Bob Evans Farms, Inc., a Delaware corporation (the "Registrant"), sold all of the outstanding capital stock of Hickory Specialties, Inc., a Tennessee corporation ("Hickory Specialties"), to Kerry Holding Co., a Delaware corporation. The consummation of this transaction is described in the press release issued by the Registrant on October 5, 2001, which is filed herewith as Exhibit 99.



Item 7.  Financial Statements and Exhibits.

         (a) and (b) Not applicable.

         (c) Exhibits:

             Exhibit No.                           Description
             ----------                            -----------
                 99                    Press Release issued October 5, 2001



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         BOB EVANS FARMS, INC.



Date:  October 5, 2001                   By: /s/ Donald J. Radkoski
                                            -------------------------------

                                         Printed Name: Donald J. Radkoski
                                                      ---------------------

                                         Title: Chief Financial Officer
                                               ----------------------------


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                                INDEX TO EXHIBITS



             Exhibit No.                           Description
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                 99                    Press Release issued October 5, 2001





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